Exhibit 10(c)
                                                                   -------------

                                    AMENDMENT NO. 1 (this "Amendment") dated as
                           of September 27, 2002, to the FIVE-YEAR CREDIT AGREEMENT dated as of September 29, 2000 (the "Credit Agreement"), among HARSCO CORPORATION, a Delaware corporation (the "Company"), the LENDERS referred to therein (the "Lenders"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Company pursuant to the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  B. The Company has requested that the Credit Agreement be amended as set forth herein.

                  C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a) Section
6.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 6.02. SALE AND LEASE-BACK TRANSACTIONS. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (such an arrangement, a "Sale and Lease-Back Transaction"), other than (i) Sale and Lease-Back Transactions entered into in connection with the financing of aircraft to be used in connection with the Company's business capitalized on the books of the Company or treated as operating leases if the aggregate sale price of all such Sale and Lease-Back Transactions does not exceed $25,000,000 in aggregate amount at any time outstanding, and (ii) Sale and Lease-Back Transactions capitalized on the books of the Company or treated as operating leases (other than a Sale and Lease-Back Transaction permitted by clause (i) above) if the aggregate sale price of all such Sale and Lease-Back Transactions does not exceed $25,000,000 in aggregate amount at any time outstanding."

(b) Section 3.09 of the Credit Agreement is hereby amended by deleting the last sentence thereof and in its place inserting the following:

                  "The Company has not given any waiver of the statute of limitations relating to payment of U.S. Federal taxes, but has in the ordinary course of business given extensions or waivers of the statutes of limitations relating to various state, local and
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                                                                               2

foreign taxes or impositions, none of which might reasonably be expected to result in a Material Adverse Effect."

                  SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

                           (a) the representations and warranties set forth in
         Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                           (b) the Borrowers are in compliance with the covenants set forth in Article V and Article VI of the Credit Agreement as of the date hereof.

                           (c) no Event of Default or Default has occurred and is continuing.

                  SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first written above at such time as the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Company and the Required Lenders.

                  SECTION 4. EFFECTIVENESS. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Syndication Agent or the Documentation Agent under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. As used in the Credit Agreement, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
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                                                                               3

                  SECTION 7. EXPENSES. The Company agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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                                                                               4

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                   HARSCO CORPORATION,

                                   by
                                      /s/ Salvatore D. Fazzolari
                                      ------------------------------------------
                                      Name: Salvatore D. Fazzolari
                                      Title: Sr. Vice President, CFO & Treasurer


                                   JPMORGAN CHASE BANK, individually
                                   and as Administrative Agent,

                                   by
                                      /s/ Tina L. Ruyter
                                      ------------------------------------------
                                      Name: Tina L. Ruyter
                                      Title: Vice President

                                   SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF SEPTEMBER 27, 2002, TO THE HARSCO CORPORATION FIVE-YEAR CREDIT AGREEMENT DATED AS OF SEPTEMBER 29, 2000



                                   NATIONAL WESTMINTER BANK PLC

                                   by
                                      /s/ Julian Dakin
                                      Name: Julian Dakin
                                      Title: Senior Vice President



                                   SVENSKA HANDELSBANKEN AB (PUBL)

                                   by
                                      /s/ Jonas Daun
                                      ------------------------------------------
                                      Name: Jonas Daun
                                      Title: Senior Vice President

                                   by
                                      /s/ Mikael Westerback
                                      ------------------------------------------
                                      Name: Mikael Westerback
                                      Title: Vice President



                                   CITIBANK N.A.

                                   by
                                      /s/ Stuart G. Miller
                                      ------------------------------------------
                                      Name: Stuart G. Miller
                                      Title: Vice President



                                   ALLFIRST BANK

                                   by
                                      /s/ Jennifer Uricheck
                                      ------------------------------------------
                                      Name: Jennifer Uricheck
                                      Title: Assistant Vice President

                                   PNC BANK, NATIONAL ASSOCIATION

                                   by
                                      /s/ Robert J. Giannone
                                      ------------------------------------------
                                      Name: Robert J. Giannone
                                      Title: Vice President



                                   SUNTRUST BANK

                                   by
                                      /s/ Stephen Derby
                                      ------------------------------------------
                                      Name: Stephen Derby
                                      Title: Director



                                   THE BANK OF NOVA SCOTIA

                                   by
                                      /s/ Todd S. Meller
                                      ------------------------------------------
                                      Name: Todd S. Meller
                                      Title: Managing Director



                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   by
                                      /s/ David L. Driggers
                                      ------------------------------------------
                                      Name: David L. Driggers
                                      Title: Managing Director